Morgan Stanley European Equity Fund Inc.

Portfolio of Investments ▪ January 31, 2020 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.1%)
	Denmark (13.3%)
	Chemicals
83,481	Novozymes A/S, Series B	$4,352,599
	Health Care Equipment & Supplies
38,408	Coloplast A/S, Series B	4,842,528
	Pharmaceuticals
75,387	Novo Nordisk A/S, Series B	4,588,931
	Total Denmark	13,784,058
	Finland (3.4%)
	Machinery
54,434	Kone Oyj, Class B	3,513,013
	France (4.0%)
	Textiles, Apparel & Luxury Goods
5,543	Hermes International	4,139,104
	Germany (17.9%)
	Auto Components
22,775	Continental AG	2,599,018
	Chemicals
41,600	Symrise AG	4,274,604
	Health Care Providers & Services
73,032	Fresenius SE & Co., KGaA	3,729,037
	Household Products
31,353	Henkel AG & Co., KGaA (Preference)	3,188,676
	Software
35,822	SAP SE	4,665,140
	Total Germany	18,456,475
	Netherlands (5.2%)
	Semiconductors & Semiconductor Equipment
19,166	ASML Holding N.V.	5,378,689
	Spain (8.5%)
	Biotechnology
143,194	Grifols SA	4,809,201
	Information Technology Services
50,016	Amadeus IT Group SA	3,921,558
	Total Spain	8,730,759
	Sweden (4.0%)
	Building Products
173,099	Assa Abloy AB, Class B	4,108,727
	Switzerland (22.3%)
	Building Products
7,351	Geberit AG (Registered)	3,879,354
	Food Products
35,419	Nestle SA (Registered)	3,906,453
	Health Care Equipment & Supplies
69,990	Alcon, Inc. (a)	4,134,855
	Pharmaceuticals
12,204	Roche Holding AG (Genusschein)	4,094,056
	Professional Services
1,368	SGS SA (Registered)	3,957,175
	Textiles, Apparel & Luxury Goods
42,387	Cie Financiere Richemont SA (Registered)	3,078,259
	Total Switzerland	23,050,152
	United Kingdom (20.5%)
	Hotels, Restaurants & Leisure
142,808	Compass Group PLC	3,530,529
	Household Products
43,318	Reckitt Benckiser Group PLC	3,585,574
	Professional Services
140,891	Experian PLC	4,904,129
176,248	RELX PLC	4,665,452
		9,569,581
	Tobacco
101,342	British American Tobacco PLC	4,468,666
	Total United Kingdom	21,154,350
	Total Common Stocks (Cost $73,655,319)	102,315,327

Morgan Stanley European Equity Fund Inc.

Portfolio of Investments ▪ January 31, 2020 (unaudited) continued

NUMBER OF SHARES (000)
	Short-Term Investment (1.0%)
	Investment Company
1,020	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (b) (Cost $1,019,672)		1,019,672

	Total Investments (Cost $74,674,991) (c)(d)(e)	100.1%	103,334,999
	Liabilities in Excess of Other Assets	(0.1)	(73,716)
	Net Assets	100.0%	$103,261,283

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund’s prospectus and/or statement of additional information relating to geographic classifications.

(a)	Non-income producing security.
(b)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - (the “Liquidity Funds”), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended January 31, 2020, advisory fees paid were reduced by $368 relating to the Fund’s investment in the Liquidity Funds.
(c)	The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended January 31, 2020, the Fund did not engage in any cross-trade transactions.
(d)	The fair value and percentage of net assets, $102,315,327 and 99.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in the Notes to the Portfolio of Investments.
(e)	At January 31, 2020, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $31,171,929 and the aggregate gross unrealized depreciation is $2,511,921, resulting in net unrealized appreciation of $28,660,008.

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Professional Services	$13,526,756	13.1%
Health Care Equipment & Supplies	8,977,383	8.7
Pharmaceuticals	8,682,987	8.4
Chemicals	8,627,203	8.3
Building Products	7,988,081	7.7
Textiles, Apparel & Luxury Goods	7,217,363	7.0
Household Products	6,774,250	6.6
Semiconductors & Semiconductor Equipment	5,378,689	5.2
Biotechnology	4,809,201	4.7
Software	4,665,140	4.5
Tobacco	4,468,666	4.3
Information Technology Services	3,921,558	3.8
Food Products	3,906,453	3.8
Health Care Providers & Services	3,729,037	3.6
Hotels, Restaurants & Leisure	3,530,529	3.4
Machinery	3,513,013	3.4
Auto Components	2,599,018	2.5
Investment Company	1,019,672	1.0
	$103,334,999	100.0%

Morgan Stanley European Equity Fund Inc.

Notes to Portfolio of Investments ▪ January 31, 2020 (unaudited)

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) - Disclosures Framework - Changes to Disclosure Requirements of Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Valuation of Investments - (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the “Adviser”) or Morgan Stanley Investment Management Limited (the “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund’s Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2020:

Investment Type	Level 1 Unadjusted quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Assets:
Common Stocks
Auto Components	$—	$2,599,018	$—	$2,599,018
Biotechnology	—	4,809,201	—	4,809,201
Building Products	—	7,988,081	—	7,988,081
Chemicals	—	8,627,203	—	8,627,203
Food Products	—	3,906,453	—	3,906,453
Health Care Equipment & Supplies	—	8,977,383	—	8,977,383
Health Care Providers & Services	—	3,729,037	—	3,729,037
Hotels, Restaurants & Leisure	—	3,530,529	—	3,530,529
Household Products	—	6,774,250	—	6,774,250
Information Technology Services	—	3,921,558	—	3,921,558
Machinery	—	3,513,013	—	3,513,013
Pharmaceuticals	—	8,682,987	—	8,682,987
Professional Services	—	13,526,756	—	13,526,756
Semiconductors & Semiconductor Equipment	—	5,378,689	—	5,378,689
Software	—	4,665,140	—	4,665,140
Textiles, Apparel & Luxury Goods	—	7,217,363	—	7,217,363
Tobacco	—	4,468,666	—	4,468,666
Total Common Stocks	—	102,315,327	—	102,315,327
Short-Term Investment
Investment Company	1,019,672	—	—	1,019,672
Total Assets	$1,019,672	$102,315,327	$—	$103,334,999

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.